Exhibit 99.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT MARKED WITH [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT, AS AMENDED.

Execution Version

AMENDMENT TO LICENSE AND COLLABORATION AGREEMENT

This Amendment (this “Amendment”), effective as of October 3, 2013 (the “Amendment Date”) is made by and between Topotarget A/S, a Danish corporation having its principal offices at Symbion Science Park, Fruebjergvej 3, 2100 København, Denmark (“Topotarget”), and Spectrum Pharmaceuticals, Inc., a Delaware corporation having a place of business at 11500 S. Eastern Avenue, Suite 240, Henderson, Nevada 89052 U.S.A. (“Spectrum”), and amends the License and Collaboration Agreement, dated February 2, 2010, by and between Spectrum and Topotarget (the “License Agreement”). Topotarget and Spectrum are sometimes referred to herein individually as a “Party” and collectively as the “Parties”. Any capitalized terms used but not defined herein will have the meaning ascribed to such terms in the License Agreement.

RECITALS

WHEREAS, Topotarget is the owner of the product Belinostat (PXD101) and certain intellectual property rights relating thereto;

WHEREAS, Spectrum and Topotarget are parties to the License Agreement, pursuant to which Spectrum has been granted an exclusive license to develop and commercialize Belinostat and other Compounds and Products in the Territory; and

WHEREAS, the Parties wish to amend the License Agreement to provide Spectrum with the right and responsibility to manufacture commercial supplies of the Product (including API and finished form), for the duration and on the terms and conditions set forth in this Amendment;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth below, the Parties agree as follows:

1. Amendments to the License Agreement. The Parties agree to amend the License Agreement as follows:

(a) Section 1.73 (Net Sales) is amended by deleting clause (g) of such Section in its entirety.

(b) Section 1.104 (Supply Disruption) is deleted in its entirety.

(c) The following definitions are added to the License Agreement:

“[***]” has the meaning set forth in Section 5.6(b).

“API” has the meaning set forth in Section 5.6(b).

“API Excess Orders” has the meaning set forth in Section 5.6(m)(4).

“API Specifications” means the set of analytical methods and corresponding values and limits for the quality control of the identity, purity and content of the API, as set forth in Schedule A.1 of the Quality Agreement and as approved by the FDA. The Parties may at any time amend, replace or update the API Specifications subject to prior written mutual agreement and subject to Section 5.6.

“Bulk Product” has the meaning set forth in Section 5.6(i)(1).

“Bulk Product Specifications” means the set of analytical methods and corresponding values and limits for the quality control of the identity, purity and content of the Bulk Product, as set forth in Schedule A.2 of the Quality Agreement and as approved by FDA. The Parties may at any time amend, replace or update the Bulk Product Specifications subject to prior written mutual agreement and subject to Section 5.6.

“Cancellation Cost” has the meaning set forth in Section 5.6(k)(7).

“[***]” has the meaning set forth in Section 5.6(b).

“cGMP” means current Good Manufacturing Practices as specified in the FDA regulations for current good manufacturing practices and record keeping as contained in 21 CFR part 210, part 211, and part 11, and the International Conference on Harmonization (“ICH”) guide Q7 “ICH Good Manufacturing Practice Guide for Active Pharmaceutical Ingredients”, and in the statutory requirements in the European Union EudraLex Volume 4, as applied to the manufacture, testing, and quality control of active pharmaceutical ingredients, bulk product and finished product.

“Clinical Supply Agreement” has the meaning set forth in Section 5.6(a).

“Existing Topotarget Inventory” has the meaning set forth in Section 5.6(a)(i).

“Excess Orders” has the meaning set forth in Section 5.6(k)(4).

“Firm Order” has the meaning set forth in Section 5.6(k)(3).

“Manufacturing Agreements” has the meaning set forth in Section 5.6(a)(ii).

“Material Change” has the meaning set forth in Section 5.6(s)(7).

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

“Non-Paying Party” has the meaning set forth in Section 5.6(c).

“NPP Product” has the meaning set forth in Section 5.6(j)(1).

“Product IP” has the meaning set forth in Section 5.6(s)(10).

“Sole Paying Party” has the meaning set forth in Section 5.6(c).

“Supply Disruption” has the meaning set forth in Section 5.6(d).

“Third Party Manufacturer Costs” has the meaning set forth in Section 5.6(e).

(d) Section 4.10 is amended by changing the portion of the first sentence of such Section which reads: “, provided however that Spectrum shall be reimbursed by Topotarget for expenses of any recall to the extent provided in the Commercial Supply Agreement”, to read: “, provided however that Spectrum shall be reimbursed by Topotarget for expenses of any recall to the extent arising from a material inaccuracy or material omission in the Information provided by Topotarget under Section 5.6(e)”.

(e) Section 5.6 of the License Agreement is deleted and replaced in its entirety with the following:

“5.6 Manufacture and Supply of Product.

(a) Clinical Supplies: The Parties have executed a Clinical Development and Supply Agreement, dated October 23, 2012 (“Clinical Supply Agreement”).

(i) With respect to clinical supply of Product to Spectrum, Topotarget shall provide all of Spectrum’s requirements for Product in finished form, labeled and packaged, pursuant to the Clinical Supply Agreement, until such time as existing Topotarget inventory of Product, as specified in Schedule 5.6(a) (the “Existing Topotarget Inventory”), is exhausted. The Parties acknowledge and agree that the Clinical Supply Agreement (including in particular Section 3.8 thereof) remains in full force and effect (except with respect to matters therein pertaining to the negotiation and execution of the “Commercial Supply Agreement”, which are superseded by this Section 5.6) until such time as the Existing Topotarget Inventory is exhausted.

(ii) Upon exhaustion of the Existing Topotarget Inventory, and except as set forth below, Spectrum shall have sole responsibility (either itself or through one or more contract manufacturers) for manufacturing all clinical supplies of Product (including API) for Development worldwide, in current formulations in bulk and finished form. Notwithstanding anything to the contrary in this Agreement, in the Clinical Supply Agreement or any other agreement between the Parties, Spectrum shall have sole responsibility (either itself or through one or more contract manufacturers) for manufacturing all commercial supplies of Product (including API), in current formulation in bulk and finished form. Until the Existing Topotarget Inventory is exhausted, Topotarget shall supply Spectrum’s requirements for clinical supply of Products for the Territory as set forth in the Clinical Supply Agreement and Spectrum (for itself and its sublicensees) shall purchase all of its requirements for clinical supply of Product from Topotarget pursuant to the Clinical Supply Agreement.

As of the effective date of the Clinical Supply Agreement, Topotarget’s agreements with any Third Party contract manufacturer for the supply of Product in any formulation are listed on Schedule 2.2 in the Clinical Supply Agreement (the “Manufacturing Agreements”). Topotarget represents that the existing Manufacturing Agreements do not contain any obligations for Spectrum to obtain all or part of its requirements from such Third Parties and Topotarget will take no action or inaction that would result in any such obligation or that would adversely affect Spectrum’s rights under this Agreement. Topotarget shall not amend or terminate any Manufacturing Agreement without Spectrum’s prior written consent if such amendment or termination would materially and adversely affect Topotarget’s obligations under the Clinical Supply Agreement, which shall not be unreasonably withheld, delayed or conditioned, and Topotarget shall use Commercially Reasonable Efforts to comply in all material respects with its obligations and enforce its rights under each such Manufacturing Agreement.

Commencing with the Effective Date, each Party shall consult with the other Party with respect to any new agreement between such Party and any Third Party related to the manufacture and supply of Product worldwide. Neither Party shall enter into any such new agreement unless the other Party consents to the terms, such consent not to be unreasonably withheld, conditioned or delayed; provided that in the event the Parties fail to agree, each Party may obtain clinical supply from any Third Party for its territory.

(b) Commercial Supplies: Topotarget and Spectrum currently contemplate that Spectrum will contract with [***] (“[***]”) for the commercial supply of Belinostat active pharmaceutical ingredient (“API”) for Products, and [***] (“[***]”) for the commercial supply of finished Products. The Parties acknowledge that Topotarget has transferred to [***] and [***] the Information, including the specifications for the Product, Controlled by Topotarget that is necessary to enable [***] and [***] to replicate the process employed by or on behalf of Topotarget to manufacture, test, and release API and finished Products, as applicable. Spectrum agrees to reasonably and in good faith consult with Topotarget with respect to Spectrum’s negotiation of agreements with such Third Parties. In the event that Spectrum wishes to use any other Third Party manufacturer to produce Products (or components thereof), Spectrum shall reasonably and in good faith consult with Topotarget with respect to such other Third Party manufacturer and any agreement between Spectrum and such Third Party for the supply of Products (or components thereof), and Topotarget shall perform a technology transfer to such Third Party manufacturer in accordance with Section 5.6(e) below. In any event, Spectrum agrees that it promptly shall provide to Topotarget copies of any agreement, or the like (including any amendments thereto), executed by Spectrum or any of its Affiliates with any Third Party for the supply of Products (or components thereof (including API and Bulk Product). Spectrum will obtain permission from such Third Parties for disclosure to Topotarget. In addition, Topotarget and Spectrum will together enter into a letter of understanding with [***] to reflect the terms and conditions of this Section 5.6. Such letters of understanding will not be required for any other Third Party manufacturers proposed to be used by Spectrum for supply of Products (including API and Bulk Product) if Spectrum’s agreement with such other Third Party manufacturers are consistent with the terms and conditions of this Section 5.6 and protect Topotarget’s Confidential Information and Intellectual Property on terms at least as protective as the terms of this Agreement. For avoidance of doubt, Spectrum shall be the sole source of interface with Third Party manufacturers for the Products and, except as provided below or in other provisions of this Section 5.6, Topotarget shall not place any direct orders for API and/or Bulk Product with a Third Party manufacturer.

Notwithstanding the foregoing, Topotarget will have the right to interface with Third Party manufacturers, and place orders with Third Party manufacturers for API and/or Bulk Product where: (i) Spectrum fails to supply, for any reason (other than where Spectrum’s failure to supply is due to a Supply Disruption of which Spectrum has provided written evidence thereof to Topotarget), the quantity of API and/or Bulk Product and/or NPP Product required and ordered by Topotarget pursuant to this Section 5.6 within the delivery dates specified by Topotarget, (ii) Spectrum is unable to supply API, Bulk Product and/or NPP Product having a minimum shelf life of [***] ([***]) months from the date of receipt by Topotarget (or upon regulatory approval for extension of API, Bulk Product and/or NPP Product shelf life to [***] months, [***] months from the date of receipt by Topotarget), (iii) the Third Party manufacturer engaged by Spectrum for supply of API or Bulk Product is not approved by a Regulatory Authority in the Topotarget Territory, or by the FDA, with respect to its manufacture of API or Bulk Product, or such Third Party manufacturer has received, warning letters or other similar communications from a Regulatory Authority, (iv) Spectrum’s submissions to the FDA or other Regulatory Authority regarding manufacture of the Product are not approved by the FDA, or (v) Spectrum elects to transfer manufacture of API or Bulk Product to a different Third Party manufacturer and Topotarget wishes to continue receiving supply from the then-current Third Party manufacturer. In connection with the foregoing, Topotarget shall be free to take such preparatory action as it determines is necessary, including engaging with Third Party manufacturers and, notwithstanding anything to the contrary in this Section 5.6, Topotarget may cancel any purchase orders that are not Firm Orders as well as any forecasts for any Product (including API and Bulk Product).

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Spectrum shall retain control over management of the chemical, pharmaceutical and other process development related to the manufacturing of the Product (including API and Bulk Product), including stability testing; provided, that Spectrum shall keep Topotarget informed of proposed process development or other changes related to the manufacturing of the Product (including API and Bulk Product) and shall obtain Topotarget’s prior written approval for any Material Change, not to be unreasonably withheld or delayed. In addition, Spectrum shall have the sole right and obligation to prepare and submit the drug master file (as such term is defined in the 21 C.F.R., Section 314.420) to the FDA for the manufacture of the API, and Topotarget shall reasonably cooperate with Spectrum in connection therewith, including by providing to Spectrum any information and records in Topotarget’s possession that is required for the preparation and filing of such drug master file. Spectrum shall share a copy of the drug master file with Topotarget before submission to the FDA (and any subsequent versions of the drug master file) and shall in good faith consider to incorporate any feedback provided by Topotarget. Spectrum shall not make any material changes in the drug master file without the prior approval of Topotarget, which shall not be unreasonably withheld or delayed. For avoidance of doubt, the foregoing drug master file is included in the right of reference granted by Spectrum to Topotarget pursuant to Section 4.6.

Spectrum agrees to supply API, Bulk Product and NPP Product to Topotarget (or its designees) for use, distribution and sale in the Topotarget Territory, which supply shall be governed by the terms of this Section 5.6. The price for such supplies of API, Bulk Product and NPP Product (or components thereof) will not exceed the Cost of Goods (with “Spectrum” substituted for “Topotarget” in Sections 1.28 and 1.110) plus [***] percent ([***]%).

In light of the foregoing, and upon Topotarget’s request, Spectrum agrees to reasonably cooperate with Topotarget in obtaining, and Spectrum will use Commercially Reasonable Efforts to obtain, from the FDA or other Regulatory Authority a Certificate of Pharmaceutical Product (CPP) with respect to Product manufactured by any Third Party manufacturers engaged by Spectrum to produce commercial supplies of API and/or Product. If necessary, Spectrum will serve as the point of contact with the FDA or other Regulatory Authority with respect to the CPP. Topotarget is responsible for preparation and submission of regulatory and commercial filings for the Product in the Topotarget Territory.

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

(c) Spectrum and Topotarget will each pay fifty percent (50%) of the costs for chemical, pharmaceutical and other process development related to the manufacturing of the Product for clinical supplies of Product that are incurred after the Effective Date in accordance with a mutually agreed upon budget in the Development Plan or in any other written agreement between the Parties; provided however, that in the event process development work is requested by either Party as necessary or useful only in its own territory, such Party shall pay [***] percent ([***]%) of the costs, as set forth in the Clinical Supply Agreement. Spectrum will pay [***] percent ([***]%) of the costs for chemical, pharmaceutical and other process development related to the manufacturing of the Product for commercial supplies of Product for the Territory. Any payments by a Party to satisfy its percentage share of such process development costs for commercial supplies shall be made the following month upon receipt of corresponding invoice(s) from Third Parties. If a Party (the “Non-Paying Party”) wishes to use the results of any particular chemical, pharmaceutical and other process development work or portion of product or intermediates paid for solely by the other Party (the “Sole Paying Party”) in such Non-Paying Party’s own territory, the Non-Paying Party shall be required to reimburse the Sole Paying Party for [***] percent ([***]%) of the Sole Paying Party’s costs that it incurred in performing such chemical, pharmaceutical and other process development work, and from and after such date the Non-Paying Party and Sole Paying Party shall each pay [***] percent ([***]%) of any additional costs of such process chemical, pharmaceutical and other process development work. This Section 5.6(c) shall not apply to any costs relating to chemical, pharmaceutical and other process development required as a result of any transfer of manufacturing of Product (including API and/or Bulk Product) from a Third Party manufacturer to another Third Party manufacturer, the costs of which shall be allocated pursuant to Section 5.6(e).

(d) With respect to any Third Party manufacturers utilized by Spectrum for commercial supply of API, Bulk Products and/or NPP Products, Spectrum and Topotarget both agree that provided Topotarget is in compliance with the forecast and purchase order provisions of this Section 5.6, in the event of any shortage or delay in supply of API, Bulk Products and/or NPP Products to Spectrum from such Third Party manufacturers which results in a shortage or delay in supply of API, Bulk Product and/or NPP Product from Spectrum to Topotarget (a “Supply Disruption”), that supply of API, Bulk Products and/or NPP Products to Spectrum and Topotarget in their respective territories shall be apportioned between Spectrum and Topotarget (including any other licensees) in an amount proportional to the quantity of API, Bulk Product and/or NPP Product subject to firm purchase orders placed by Spectrum that represents the quantity of API, Bulk Product and/or NPP Product ordered by Spectrum on its own behalf and its Affiliates and licensees compared to the quantity of API, Bulk Product and/or NPP Product ordered by Spectrum on behalf of Topotarget and its Affiliates and licensees, from such Third Party manufacturers during the [***] ([***]) month period for API, Bulk Product and NPP Product preceding the Supply Disruption. Upon the occurrence of a Supply Disruption, Spectrum shall use Commercially Reasonable Efforts to cause the Third Party manufacturers to resolve the Supply Disruption.

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

(e) Within [***] ([***]) days of Spectrum’s request and thereafter periodically throughout the Term, Topotarget shall transfer to Spectrum, its Affiliate or any Third Party manufacturers selected by Spectrum, all Information, including the specifications for the API and/or Product, Controlled by Topotarget at such time that is necessary or useful to enable Spectrum, its Affiliate or a Third Party manufacturer (as appropriate) to replicate the process employed by or on behalf of Topotarget to manufacture and test API and/or Product. Topotarget shall take commercially reasonable steps to ensure the smooth and timely transfer of the manufacturing process for API and/or Products to Spectrum, its Affiliate or Third Party manufacturer. Spectrum acknowledges and agrees that Topotarget may condition its agreement to transfer (or to permit Spectrum to transfer) any Topotarget manufacturing technology or Information to a Third Party manufacturer on the execution of a confidentiality agreement between such Third Party manufacturer and Spectrum that contains obligations of confidentiality and non-use no less stringent than those of Article 11 of this Agreement. The expenses of each Party incurred in such transfer shall be borne by [***]. Any costs and expenses payable to the then-current and new Third Party manufacturers (“Third Party Manufacturer Costs”) shall be borne [***]; provided, however, that if such Third Party manufacturer is utilized by [***] (directly (other than as a result of the circumstances described in clauses (i) and (ii) of the second paragraph of Section 5.6(b) or through [***]) for commercial supplies of the API and/or Product, [***] shall reimburse [***] on a pro rata basis calculated based on good faith, estimated demand for the Products in the Party’s respective territories during the [***] ([***]) year period after the establishment of such Third Party manufacturer, provided that (x) the foregoing shall not apply to any Third Party Manufacturer Costs in respect of a Third Party manufacturer established as a second source, which costs are governed by the last sentence of this subsection (e), and (y) if any of the Third Party Manufacturer Costs are incurred solely due to requirements for the Topotarget Territory, Topotarget shall reimburse Spectrum for [***] percent ([***]%) of such Third Party Manufacturer Costs. The foregoing reimbursement obligation shall survive termination of this Agreement absent express agreement to the contrary by the Parties. Notwithstanding the foregoing, if the Parties mutually agree to jointly establish a second source Third Party manufacturer for commercial supply of API and/or Products to both Parties (or their designees), then (i) each Party shall bear its own internal FTE costs and expense incurred in the transfer to the second source Third Party manufacturer, and (ii) the Third Party Manufacturer Costs payable to such second source Third Party manufacturer shall be allocated between Spectrum and Topotarget on a pro rata basis calculated based on good faith, estimated demand for the Products in the Party’s respective territories during the [***] ([***]) year period after the establishment of such second source, provided that if any of the Third Party Manufacturer Costs are incurred solely due to requirements for the Topotarget Territory, Topotarget shall reimburse Spectrum for [***] percent ([***]%) of such Third Party Manufacturer Costs.

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

(f) To the extent permitted by the Manufacturing Agreements, Topotarget shall pass through to Spectrum the benefit of any representations, warranties, and indemnities made by the Third Party manufacturers under the Manufacturing Agreement and any other remedies Topotarget may have against such manufacturers. Subject to the terms of the Clinical Supply Agreement, Topotarget shall not have any liability to Spectrum or any other Person for any liability solely to the extent attributable to a breach or other failure by any such manufacturer, provided that Spectrum is a third party beneficiary entitled to enforce the applicable Manufacturing Agreement against such manufacturer for any Product supplied to Spectrum. To the extent permitted by its manufacturing agreements with Third Parties, Spectrum shall pass through to Topotarget the benefit of any representations, warranties, and indemnities made by the Third Party manufacturers under such manufacturing agreement and any other remedies Spectrum may have against such manufacturers. Spectrum shall not have any liability to Topotarget or any other Person for any liability solely to the extent attributable to a breach or other failure by any such manufacturer, provided that Topotarget is a third party beneficiary entitled to enforce the applicable manufacturing agreement against such manufacturer. If for any reason such third party beneficiary rights granted to Topotarget do not enable Topotarget to enforce such manufacturing agreement against such manufacturer, Spectrum agrees, upon Topotarget’s request, to enforce such manufacturing agreement against such manufacturer on Topotarget’s behalf, and Topotarget will reimburse Spectrum for its reasonable out-of-pocket costs and expenses incurred in such enforcement activity.

(g) Without limiting the foregoing, Spectrum’s performance of its obligations under this Section 5.6, and Spectrum’s use of commercially reasonable efforts in the context of this Section 5.6, with respect to Third Party manufacturers shall be deemed to be satisfied by the agreement of the Third Party manufacturers to perform under the terms of their respective agreements with Spectrum where such agreements have been reviewed and consented to by Topotarget. In no event shall the collective aggregate liability of Spectrum and its Affiliates, employees, agents, officers and directors in connection with its obligations to supply Product (including API and Bulk Product) under this Section 5.6 exceed [***] Dollars ($[***]). Notwithstanding the foregoing, nothing in this Section 5.6(g) is intended or shall limit or restrict the indemnification rights or obligations of a Party in connection with (i) Third Party claims under Article X, (ii) damages available for a Party’s breach of Article XI, or (iii) damages to the extent arising from or relating to willful misconduct or fraudulent acts or omissions of a Party.

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

(h) Spectrum Manufacture & Supply Obligations. Spectrum (itself or through its designee) will manufacture, test and supply Topotarget’s orders for the Bulk Product, NPP Product and API, in accordance with the terms hereof.

(i) Forecasts; Capacity – Bulk Product.

1. At least [***] ([***]) days prior to the first delivery date for Bulk Products hereunder, and at least [***] ([***]) days before the end of each Calendar Quarter thereafter, Topotarget will provide Spectrum with a rolling forecast of Topotarget’s good faith estimate of the quantities of Bulk Product to be ordered by Topotarget from Spectrum for the next [***] Calendar Quarters to meet its and its Affiliates’ and licensees’ reasonably anticipated requirement for Bulk Product. “Bulk Product” shall mean unlabeled vials of Product.

2. Each forecast contemplated in subsection (i)(1) above, will include a separate section for Bulk Product for clinical use and Bulk Product for commercial use and, within each section, will specify the quantity. Spectrum will include such forecasted amount in the forecasts it submits to its Third Party manufacturer(s) of Bulk Product.

3. The first Calendar Quarter of each forecast shall be [***], shall not be greater than [***]% of the amount previously forecasted for such Calendar Quarter (when it was the second Calendar Quarter in the forecast) or less than [***]% of the amount previously forecasted for such Calendar Quarter (when it was the second Calendar Quarter in the forecast), and shall constitute a [***]: (i) for Topotarget to place orders for, in the aggregate with respect to such Calendar Quarter, quantities of Bulk Product for such forecasted quantity for such first Calendar Quarter; and (ii) for Spectrum to accept orders for, in the aggregate with respect to such Calendar Quarter, such quantity of Bulk Product for such Calendar Quarter. Subject to Section 5.6(d), such [***] may be amended [***] in the event of a supply shortfall, provided that Spectrum has the ability to so amend the corresponding obligation or order with its Third Party manufacturer without incurring any fees or other penalties (unless Topotarget agrees to pay such fees or penalties). [***]

(j) Forecasts; Capacity – Drug Product – Named Patient Program Requirements.

1. At least [***] ([***]) days prior to the first delivery date for NPP Product (as defined below) required by Topotarget, and at least [***] ([***]) days before the end of each Calendar Quarter after the Calendar Quarter in which such first delivery date falls, Topotarget will provide Spectrum with a rolling forecast of Topotarget’s good faith estimate of the quantities of NPP Product to be ordered by Topotarget from Spectrum for the next [***] Calendar Quarters to meet its and its Affiliates’ and licensees’ reasonably anticipated requirement for NPP Product. The first delivery date for NPP Product shall not be sooner than first commercial sale in the U.S. Territory; provided, that Spectrum shall use Commercially Reasonable Efforts to supply any forecasted NPP Product as soon as practicable after Spectrum obtains Regulatory Approval for Commercialization of the Product in the U.S. Territory. “NPP Product” shall mean the labeled, packaged and released vials of the Product meeting the specifications and requirements of the NDA for the Product. Spectrum acknowledges and consents to distribution and sale of NPP Product by Topotarget in the Topotarget Territory for use in named patient programs.

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

2. The first Calendar Quarter of each forecast shall be [***], shall not be greater than [***]% of the amount previously forecasted for such Calendar Quarter (when it was the second Calendar Quarter in the forecast) or less than [***]% of the amount previously forecasted for such Calendar Quarter (when it was the second Calendar Quarter in the forecast), and shall constitute a [***]: (i) for Topotarget to place orders for, in the aggregate with respect to such Calendar Quarter, quantities of NPP Product for such forecasted quantity for such first Calendar Quarter; and (ii) for Spectrum to accept orders for, in the aggregate with respect to such Calendar Quarter, such quantity of NPP Product for such Calendar Quarter. Subject to Section 5.6(d), such [***] may be amended [***] in the event of a supply shortfall, provided that Spectrum has the ability to so amend the corresponding obligation or order with its Third Party manufacturer without incurring any fees or other penalties (unless Topotarget agrees to pay such fees or penalties). [***]

(k) Bulk Product and NPP Product Purchase Orders; Firm Orders; Requirements.

1. Topotarget shall provide to Spectrum written purchase orders, each of which shall (i) specify the quantity of Bulk Product and/or NPP Product ordered for each presentation, which quantity shall not be less than [***] units for Bulk Product and [***] units for NPP Product and over a Calendar Quarter will be the same as the quantity specified in the [***] forecast, and (ii) the requested delivery date for such order, which delivery date shall conform with the requirements of the applicable Third Party manufacturing agreements.

2. Spectrum shall include the quantities specified by Topotarget pursuant to subsection (k)(1) above, in the purchase orders Spectrum submits to its Third Party manufacturers of Bulk Product and/or NPP Product.

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

3. Spectrum will promptly (but in no case more than [***] ([***]) Business Days after its receipt of a purchase order placed pursuant to this section) acknowledge in writing its receipt of such Bulk Product and/or NPP Product purchase order. In the event Spectrum is manufacturing a new lot of product to meet Topotarget’s requirements, Spectrum will notify Topotarget within [***] ([***]) Business Days of Spectrum’s Third Party manufacturer accepting Spectrum’s purchase order that includes the amounts ordered by Topotarget and will include in such notice any adjustments made by such Third Party manufacturer to the quantity ordered by Topotarget or the delivery date therefor. Spectrum will not permit such Third Party manufacturer to make any adjustments to the quantity ordered by Topotarget or the delivery date specified by Topotarget for the Bulk Product if such quantity ordered or delivery date specified comply with the terms of this Section 5.6. Upon sending such notice, such purchase order, as modified pursuant to such notice, shall become a “Firm Order”, unless such notice modifies such purchase order such that the amount of Bulk Product and/or NPP Product ordered by Topotarget is increased by more than [***] percent ([***]%) or the delivery date of the ordered Bulk Product and/or NPP Product is delayed by more than [***] ([***]) days, in which case such purchase order, as modified, will not be a Firm Order unless accepted in writing by Topotarget. If no such notice is received by Topotarget within [***] ([***]) Business Days after Spectrum’s receipt of such purchase order, then Spectrum shall have been deemed to accept such purchase order and such purchase order will be deemed a Firm Order. Any purchase orders for Bulk Product and/or NPP Product submitted by Topotarget shall reference this Agreement and shall be governed exclusively by the terms contained herein. If there is any inconsistency or conflict between the terms and conditions of this Agreement and any provisions in any Bulk Product and/or NPP Product purchase order, invoice or similar document furnished by Topotarget or Spectrum to the other Party, the terms and conditions of this Agreement shall control except for matters of quality, in which case the Quality Agreement shall control. Notwithstanding the foregoing, if Spectrum wishes to combine its orders for Bulk Product and NPP Product with those of Topotarget for maximum cost efficiency/full lot quantities, Topotarget agrees to discuss in good faith such proposed combination of orders with Spectrum and to reasonably consider any resulting adjustments in the timing of the ordering process set forth above.

4. In addition to the foregoing, if Topotarget, in any Calendar Quarter, submits Firm Orders for the Bulk Product and/or NPP Product in excess of [***]% of the applicable [***] forecast for the Bulk Product in such Calendar Quarter (“Excess Orders”), Spectrum will use Commercially Reasonable Efforts to fill the excess portion of such Excess Orders as promptly as practicable, but will not be in breach hereof if, notwithstanding such efforts, it will be unable to fill such excess portion. For clarity, Spectrum shall not have any obligation to incur any fees or other penalties to fill the excess portion of such Excess Orders or to supply to Topotarget any quantities of Bulk Product and/or NPP Product that Spectrum had forecasted, ordered or obtained for its own account or the account of another licensee. If Spectrum would incur fees to fill the excess portion of such Excess Orders, it shall bring this to Topotarget’s attention and if Topotarget agrees to reimburse Spectrum for such fees, then Spectrum fill such excess portion unless it would otherwise not be commercially reasonable to do so. In the event that Topotarget’s purchase orders require Spectrum to manufacture or have manufactured a new lot of Bulk Product for any reason, Topotarget agrees to purchase full lot quantity of Bulk Product; provided, that, before placing a purchase order that would require Topotarget to purchase the full lot of Bulk Product, Spectrum will inform Topotarget in writing of such requirement. Spectrum agrees to provide notification of Spectrum’s next planned purchase for Spectrum’s own use to Topotarget to allow potential coordination of Topotarget’s purchase orders with Spectrum’s future requirements.

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

5. Topotarget shall purchase from Spectrum, the requirements of Topotarget and its Affiliates and their licensees for Bulk Product for use or sale, provided that, in the event that (i) Spectrum fails to deliver to Topotarget by the delivery date specified in the Firm Order the quantities of Bulk Product specified in such Firm Order due to a force majeure event or due to any other reason, (ii) the second paragraph of Section 5.6(b) otherwise applies, or (iii) Topotarget rejects Bulk Product and the cause of such rejection of Bulk Product is a result of a non-conformity with applicable specifications and requirements, Topotarget shall not be obligated to purchase any requirements from Spectrum until such condition is cured.

6. All orders placed by Topotarget will be sent by Topotarget to Spectrum via courier, e-mail or facsimile, to the address, email address or facsimilar number supplied by Spectrum.

7. Orders from Topotarget will be invoiced at [***] percent ([***]%) down payment due [***] ([***]) days from order acceptance by the Third Party manufacturer with the balance of [***] percent ([***]%) due [***] ([***]) days after delivery of the order. In the event Topotarget cancels an order, Spectrum shall preliminarily request cancellation with the relevant Third Party manufacturer, and upon notification to Topotarget of the actual charges and costs that would be charged by the Third Party manufacturer in respect of such cancellation request (which notification will be accompanied by written documentation from the Third Party manufacturer evidencing such charges and costs) (the “Cancellation Cost”), Topotarget will inform Spectrum either that (a) it will cancel the order and pay the Cancellation Cost payable to the Third Party manufacturer for such order cancellation, or (b) if possible, rescind its cancellation request and take delivery of the ordered product.

(l) Forecasts; Excess Orders; Capacity – API.

1. At least [***] ([***]) days prior to the first delivery date for API hereunder, and at least [***] ([***]) days before the end of each Calendar Quarter thereafter, Topotarget will provide Spectrum with a rolling forecast of Topotarget’s good faith estimate of the quantities of API to be ordered by Topotarget from Spectrum for the next [***] Calendar Quarters to meet its and its Affiliates’ and Sublicensees’ reasonably anticipated requirement for API, with the forecast for the first Calendar Quarter in the first forecast accounting for the remainder of the Calendar Quarter during which the first delivery takes place.

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

2. The first Calendar Quarter of each forecast shall be [***], shall not be greater than [***]% of the amount previously forecasted for such Calendar Quarters (when it was the second Calendar Quarter in the forecast) or less than [***]% of the amount previously forecasted for such Calendar Quarters (when it was the second Calendar Quarter in the forecast), and shall constitute a [***]: (i) for Topotarget to place orders for, in the aggregate with respect to such Calendar Quarter, quantities of API for such forecasted quantity for such first Calendar Quarter; and (ii) for Spectrum to accept orders for, in the aggregate with respect to such Calendar Quarter, such quantity of API for such Calendar Quarter. Subject to Section 5.6(d) above, such [***] may be amended [***].

(m) API Purchase Orders; Requirements.

1. If Topotarget desires to purchase from Spectrum API to be used by Topotarget or its Affiliates, then Topotarget shall provide to Spectrum written purchase orders, each of which shall (i) specify the quantity of API ordered, which quantity shall not be less than [***] ([***]) kg and over a calendar quarter will be the same as the quantity specified in the [***] forecast, and (ii) the requested delivery date for such order, which delivery date shall conform with the requirements of the applicable Third Party manufacturing agreements. Topotarget agrees to pay for any direct costs incurred by Spectrum to package bulk API in cGMP compliant manner into quantities ordered by Topotarget.

2. Spectrum shall include the quantities specified by Topotarget pursuant to subsection (m)(1) above, in the purchase orders Spectrum submits to its Third Party manufacturers of API.

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

3. Spectrum will promptly (but in no case more than [***] ([***]) Business Days after its receipt of a purchase order placed pursuant to this section), acknowledge in writing its receipt of such API purchase order. Spectrum will promptly notify Topotarget within [***] ([***]) Business Days of Spectrum’s Third Party manufacturer accepting Spectrum’s purchase order that includes the amounts ordered by Topotarget and will include in such notice any adjustments made by such Third Party manufacturer to the quantity ordered by Topotarget or the delivery date therefor. Spectrum will not permit such Third Party manufacturer to make any adjustments to the quantity ordered by Topotarget or the delivery date specified by Topotarget for the API if such quantity ordered or delivery date specified comply with the terms of this Section 5.6. Upon sending such notice, such purchase order, as modified pursuant to such notice, shall become a Firm Order, unless such notice modifies such purchase order such that the amount of API ordered by Topotarget is increased by more than [***] percent ([***]%) or the delivery date of the ordered API is delayed by more than [***] ([***]) days, in which case such purchase order, as modified, will not be a Firm Order unless accepted in writing by Topotarget. If no such notice is received by Topotarget within [***] ([***]) Business Days after Spectrum’ receipt of such purchase order, then Spectrum shall have been deemed to accept such purchase order and such purchase order will be deemed a Firm Order. Any purchase orders for API submitted by Topotarget shall reference this Agreement and shall be governed exclusively by the terms contained herein. If there is any inconsistency or conflict between the terms and conditions of this Agreement and any provisions in any API purchase order, invoice or similar document furnished by Topotarget or Spectrum to the other Party, the terms and conditions of this Agreement shall control except for matters of quality, in which case the Technical Agreement shall control. Notwithstanding the foregoing, if Spectrum wishes to combine its orders for API with those of Topotarget for maximum cost efficiency/full lot quantities, Topotarget agrees to discuss in good faith such proposed combination of orders with Spectrum and to reasonably consider any resulting adjustments in the timing of the ordering process set forth above.

4. In addition to the foregoing, if Topotarget, in any Calendar Quarter, submits Firm Orders for the API in excess of [***]% of the applicable [***] forecast for the API in such Calendar Quarter (“API Excess Orders”), Spectrum will use Commercially Reasonable Efforts to fill the excess portion of such Excess Orders as promptly as practicable, but will not be in breach hereof if, notwithstanding such efforts, it will be unable to fill such excess portion. For clarity, Spectrum shall not have any obligation to incur any fees or other penalties to fill the excess portion of such API Excess Orders or to supply to Topotarget any quantities of API that Spectrum had forecasted, ordered or obtained for its own account or the account of another licensee. If Spectrum would incur fees to fill the excess portion of such API Excess Orders, it shall bring this to Topotarget’s attention and if Topotarget agrees to reimburse Spectrum for such fees, then Spectrum shall fill such excess portion unless it would otherwise not be commercially reasonable to do so. In the event that Topotarget’s purchase orders require Spectrum to manufacture or have manufactured a new lot of API for any reason, Topotarget agrees to purchase full lot quantity of API; provided, that, before placing a purchase order that would require Topotarget to purchase the full lot of API, Spectrum will inform Topotarget in writing of such requirement. Spectrum agrees to provide notification of Spectrum’s next planned purchase for Spectrum’s own use to Topotarget to allow potential coordination of Topotarget’s purchase orders with Spectrum’s future requirements.

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

5. Topotarget shall purchase from Spectrum the requirements of Topotarget and its Affiliates and their licensees for API for use or sale, provided that, in the event that (i) Spectrum fails to deliver to Topotarget by the delivery date specified in the Firm Order the quantities of API specified in such Firm Order due to a force majeure event or due to any other reason, (ii) the second paragraph of Section 5.6(b) otherwise applies or (iii) Topotarget rejects API and the cause of such rejection of API is a result of a non-conformity with applicable specifications and requirements, Topotarget shall not be obligated to purchase any requirements from Spectrum until such condition is cured.

6. All orders placed by Topotarget pursuant to this Section will be sent by Topotarget to Spectrum via courier, e-mail or facsimile, to the address, email address or facsimilar number supplied by Spectrum.

7. Orders from Topotarget will be invoiced at [***] percent ([***]%) down payment due [***] ([***]) days from order acceptance by the Third Party manufacturer with the balance of [***] percent ([***]%) due [***] ([***]) days after delivery of the order. In the event Topotarget cancels an order, Spectrum shall preliminarily request cancellation with the relevant Third Party manufacturer, and upon notification to Topotarget of the Cancellation Cost that would be charged by the Third Party manufacturer in respect of such cancellation request (which notification will be accompanied by written documentation from the Third Party manufacturer evidencing such Cancellation Cost), Topotarget will inform Spectrum either that (a) it will cancel the order and pay the Cancellation Cost payable to the Third Party manufacturer for such order cancellation, or (b) rescind its cancellation request and take delivery of the ordered product.

(n) Orders. Topotarget may from time to time request that Spectrum supply Product (including API, NPP Product and Bulk Product) outside of the forecast and Firm Order process specified in Sections 5.6(k) through (m) from Spectrum’s available stock. Such request from Topotarget shall include the quantity of Product requested and the requested delivery date. Promptly after such request, Spectrum shall notify Topotarget of the quantity of Product that Spectrum could supply to Topotarget, based on the quantity of Product Spectrum has in stock and which it does not reasonably require for its own use and sale or for maintenance of its safety stock of Product. After receipt of such notice, Topotarget shall have the right to issue a Firm Order to Spectrum for such quantity of Product, which Spectrum shall accept and Spectrum shall deliver such quantity of Product to Topotarget within [***] ([***]) days of receipt of such Firm Order.

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

(o) Batch Samples. As to be more specifically set forth in the Quality Agreement, Spectrum will retain or cause to be retained a sample of each batch tested for at least the shelf life of the applicable API, NPP Product or Bulk Product plus [***], or such longer period as may be required by the Bulk Product Specifications or cGMPs, provided that Topotarget informs Spectrum in writing of any applicable retention requirement of an applicable Regulatory Authority in the Topotarget Territory that exceeds the period required by the Bulk Product Specifications and Spectrum will use Commercially Reasonable Efforts to retain or cause to be retained samples for such longer period.

(p) Delivery.

1. Spectrum will use Commercially Reasonable Efforts to deliver the Bulk Product or API ordered by Topotarget in accordance with the quantities and delivery dates specified in the applicable Firm Order and, (i) if Topotarget has ordered API, Bulk Product or NPP Product from Spectrum’s existing inventory, with a minimum remaining shelf life of [***] months for API and the FDA approved shelf-life, less [***] ([***]) months, for Bulk Product and NPP Product, and (ii) if Topotarget has ordered (through Spectrum) API, Bulk Product or NPP Product from Spectrum’s Third Party manufacturer, with a minimum remaining shelf life of [***] months for API (or upon regulatory approval for extension of API shelf life to [***] months, with a remaining shelf life of [***] months for API), and the FDA approved shelf-life, less [***] ([***]) months, for Bulk Product and NPP Product.

2. The Bulk Product, NPP Product and API will be delivered to Topotarget EXW (Incoterms 2010 at the shipping dock of Spectrum’s storage facility or of Spectrum’s API or Bulk Product supplier, at Spectrum’s discretion). Topotarget will arrange for and be responsible for the cost of all freight, insurance charges, taxes, import and export duties, inspection fees and other charges applicable to the transport of Bulk Product, NPP Product or API purchased by Topotarget hereunder. Spectrum will include in each shipment of Bulk Product, NPP Product or API hereunder an itemized packing list and all other documentation as required to be included by the Quality Agreement, and if Bulk Product, NPP Product or API is shipped under quarantine, the written consent thereto of one of Topotarget’s Quality representatives.

(q) Subsequent Export. Topotarget will be responsible for the export or re-export of Bulk Product, NPP Product or API from the country of delivery, and will comply with all applicable Laws and regulations relating to the export or re-export of Bulk Product, NPP Product or API, including the prohibition against unlawful transshipments. Where Bulk Product, NPP Product or API are destined for export or re-export from the country of delivery, Topotarget agrees and accepts that it shall act as the exporter of record, and warrants that as the exporter of record, it will duly authorize and retain an agent who will act on its behalf, assuming all attendant responsibilities associated with the export or re-export, including obtaining any necessary export licenses. Topotarget’s responsibilities as the exporter of record include cooperating with its agent in providing a detailed description and accurate valuation and classification of the goods on the export commercial invoice, bills of lading, and all other required documentation. Topotarget further agrees to defend Spectrum against any civil action, civil or criminal, private or public, in connection with the subsequent export or re-export by or on behalf of Topotarget or its Affiliates or Sublicensees of such goods.

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

(r) Acceptance and Rejection.

1. API. Prior to delivering API ordered by Topotarget, Spectrum will provide Topotarget with the Certificate of Analysis and other documentation in relation to the batch of API as specified in the Quality Agreement (including batch records and Certificates of Compliance) it received from its Third Party manufacturer with respect to such API. Topotarget will notify Spectrum, within the longer of [***] ([***]) days or the period in which Spectrum has the right under its agreement with such Third Party manufacturer to reject such API, if its review of such Certificate of Analysis demonstrates that such API does not conform to the API Specifications or was not manufactured in accordance with cGMP or is Adulterated or Misbranded. If Topotarget provides such notice in a timely manner and Spectrum does not dispute in good faith Topotarget’s review of such Certificate of Analysis or such dispute is resolved in Topotarget’s favor, then Spectrum will not deliver such API to Topotarget and Topotarget will not be obligated to pay the invoice therefore and Topotarget may, at its option, (i) require Spectrum to use its Commercially Reasonable Efforts to promptly replace the shipment of the defective API with conforming API as soon as reasonably practicable or (ii) inform Spectrum that it does not wish to receive replacement, in which case the relevant Firm Order will be deemed cancelled. If Topotarget does not provide such notice in a timely manner then such API shall be considered accepted upon delivery by Spectrum and Topotarget shall not have a right to reject it except with respect to a latent defect which existed at the time of delivery and was not discoverable by review of the Certificate of Analysis and for which Spectrum still has the right, under its agreement with the relevant Third Party manufacturer, to reject such API. In any case, Spectrum will use its Commercially Reasonable Efforts to cause its Third Party manufacturer to accept Topotarget’s rejection of API.

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

2. Bulk Product or NPP Product. Prior to delivering Bulk Product or NPP Product ordered by Topotarget, Spectrum will provide Topotarget with the Certificate of Analysis and other documentation in relation to the batch of Bulk Product or NPP Product as specified in the Quality Agreement it received from its Third Party manufacturer with respect to such Bulk Product or NPP Product (including batch records and Certificates of Compliance). Within [***] ([***]) days after delivery of Bulk Product or NPP Product to Topotarget, if for any reason Topotarget becomes aware that such Bulk Product or NPP Product did not conform to the Bulk Product Specifications, master batch record or relevant Bulk Product SOPs at the time of delivery, then Topotarget will have the right to reject such defective shipment of the Bulk Product or NPP Product by giving written notice of rejection to Spectrum and specify the grounds for such rejection within such [***] ([***]) calendar day period. If Topotarget provides such notice within such period and Spectrum does not dispute in good faith such rejection or such dispute is resolved in Topotarget’s favor, then at Spectrum’ option, the defective shipment of the Bulk Product or NPP Product will be disposed of by Topotarget or will be returned to Spectrum, in each case at Spectrum’s expense, Topotarget will not be obligated to pay the invoice therefore and Topotarget may, at its option, (i) require Spectrum to use its Commercially Reasonable Efforts to promptly replace the shipment of the defective Bulk Product or NPP Product with conforming Bulk Product or NPP Product as soon as reasonably practicable or (ii) inform Spectrum that it does not wish to receive replacement, in which case the relevant Firm Order will be deemed cancelled. If Topotarget does not provide such notice within such [***] ([***]) calendar day period then such Bulk Product or NPP Product shall be considered accepted and Topotarget shall not have a right to reject it except with respect to a latent defect which existed at the time of delivery and was not reasonably discoverable at the time of delivery and for which Spectrum still has the right, under its agreement with the relevant Third Party manufacture, to reject such Bulk Product or NPP Product. In any case, Spectrum will use its Commercially Reasonable Efforts to cause its Third Party manufacturer to accept Topotarget’s rejection of Bulk Product or NPP Product.

3. Disputes. If Spectrum or its Third Party manufacturer disputes Topotarget’s grounds for rejecting any shipment of the Bulk Product, NPP Product or API as set forth above, and such dispute is not resolved by mutual agreement of the Parties within [***] ([***]) calendar days of Topotarget’s notice of rejection, such dispute will be resolved by an independent testing laboratory or service mutually agreed upon by the Parties and Spectrum’s Third Party manufacturer, the appointment of which will not be unreasonably withheld or delayed by either Party. The final written determination of such testing entity with respect to all or part of any shipment will be final and binding upon each Party, but only as to reasons given by Topotarget in rejecting the shipment or portion thereof and will have no effect on any matter for which said entity did not render a determination. The independent approved testing organization will render such determination within [***] ([***]) days of its appointment by the Parties and Spectrum’ Third Party manufacturer. The fees and expenses of the testing organization will be paid by the Party against which the determination is made.

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

(s) Additional Supply Terms.

1. Product Quality. API, Bulk Product and NPP Product supplied by Spectrum to Topotarget under this Agreement shall be in conformity with the API Specifications and Bulk Product Specifications, as applicable, the Quality Agreement and cGMP; provided that, with respect to any API, Bulk Product or NPP Product or component thereof that is manufactured, packaged, transferred, validated, sterilized and/or quality-tested by a Third Party manufacturer, Spectrum does not guarantee such conformity of the API, Bulk Product or NPP Product but shall use its Commercially Reasonable Efforts to cause its Third Party manufacturers to manufacture API, Bulk Product and NPP Product that is in conformity with the API Specifications and Bulk Product Specifications, as applicable, the Quality Agreement and cGMP.

2. Representations of Spectrum. Spectrum represents, warrants and covenants that:

(a) it shall use its Commercially Reasonable Efforts to cause its Third Party manufacturers to manufacture the API, NPP Products and Bulk Products with requisite care, skill and diligence, in accordance with cGMP and other Applicable Laws, all applicable specifications, the Quality Agreement and industry standards, and by individuals who are appropriately trained and qualified;

(b) at the time of delivery of the API, Bulk Product and NPP Product, the API, Bulk Product and NPP Product, as applicable, shall be free and clear of any liens or encumbrances; and

(c) as of the Effective Date Spectrum has not, and from and after the Effective Date Spectrum will not, manufacture or supply, or negotiate or offer to manufacture or supply API, NPP Product and/or Bulk Product to any Third Party for sale in the Topotarget Territory.

3. Current Good Manufacturing Practices. Spectrum shall carry out its responsibilities hereunder, and shall use its Commercially Reasonable Efforts to cause the Third Party Manufacturers to carry out their responsibilities relating to the API, NPP Product and Bulk Product, in conformance with cGMPs, and any other Applicable Laws. In the event that Spectrum receives a formal regulatory notice or any other notice from a Regulatory Authority or Third Party manufacturer that identifies a material deficiency associated with the manufacturing process for the API, NPP Product or Bulk Product, or Spectrum itself or its Third Party manufacturers identifies such a material deficiency, Spectrum shall promptly advise Topotarget thereof and keep Topotarget apprised of Spectrum’s efforts to address the concerns of such Regulatory Authority as set forth in Section 11.1 of the Quality Agreement.

4. Records. Spectrum shall maintain, and shall use its Commercially Reasonable Efforts to cause its Third Party manufacturers to maintain, (a) complete and adequate records of all batch records, tests and analyses carried out with respect to the API, NPP Products and Bulk Products supplied to Topotarget, (b) complete, accurate and authentic accounts, notes, data and records relating to the supply of API, NPP Products and Bulk Product under this Agreement adequate to comply with all Applicable Laws, and (c) complete and adequate records pertaining to the methods and facilities used by it for the manufacture, testing and supply of the API, NPP Product and Bulk Product to Topotarget, including, without limitation, batch records, in-process controls, quality control data and deviation reports. Topotarget may review such documentation during the audit described in subsection 5 below. Topotarget acknowledges that all copies of Spectrum’s manufacturing records shall be protected under the confidentiality provisions of Article XI. Any translation required of the foregoing records and materials of Third Party manufacturers from their native language shall be conducted in accordance with the agreements with such Third Party manufacturers, and if the cost therein are borne by Spectrum, Topotarget shall reimburse Spectrum [***]% thereof except if the records are ordered in accordance with supplies under this Section 5.6.

5. Topotarget Audit Rights. Topotarget shall have the right, at reasonable intervals, as circumstances require, and on reasonable written prior notice (which notice shall be waived if circumstances warrant), to inspect Spectrum’s (to the extent applicable), or jointly inspect with Spectrum those sections of the Third Party manufacturer’s, manufacturing, packaging, laboratory and warehousing facilities utilized in the manufacture, packaging, storage, testing, shipping or receiving of API, NPP Product and/or Bulk Products. This inspection right includes the right to audit (a) the manufacturing facilities, (b) to inspect quality control procedures and (c) to audit any records and reports pertinent to the development, manufacturing, disposition or transport of the API, NPP Product and/or Bulk Product(s) to confirm that the Third Party manufacturers comply with all Applicable Laws for the production of each API, NPP Product and Bulk Product, including, without limitation, with applicable cGMPs. The frequency and extent of inspections shall be determined by mutual agreement of Spectrum and the Third Party Manufacturers, provided that in any event Topotarget and Spectrum shall have such inspection right at least [***] per calendar year and if TopoTarget requires and conducts an audit annually and the applicable Third Party manufacturer charges any fees in respect of such audit, then Topotarget shall pay such fees, provided that Spectrum shall advise Topotarget in advance of any such audit whether the Third Party Manufacturer will charge any such fees. The lead auditor during any inspection at the Third Party manufacturers shall be Spectrum’s quality assurance team unless otherwise agreed between the Parties.

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

6. Spectrum Investigation. In the event a shipment of API, NPP Product or Bulk Product is Non-Conforming in accordance with the Quality Agreement, and Spectrum or its Affiliates or a Third Party manufacturer is responsible for such Non-Conformance, Spectrum will conduct an investigation of the causes of such Non-Conformance, report the findings of such investigation to Topotarget, and use its Commercially Reasonable Efforts to implement remedial measures as appropriate.

7. Regulatory Approvals.

(a) Spectrum shall, and shall use its Commercially Reasonable Efforts to cause its Third Party manufacturers to, obtain and maintain such FDA and other Regulatory Authority approvals of facility and processes as may be required to manufacture API, NPP Product and Bulk Product in their respective manufacturing facility or facilities for supply of the API, NPP Product and Bulk Product to Topotarget. Spectrum shall use Commercially Reasonable Efforts to prepare and submit to Topotarget, at Topotarget’s cost, all reports concerning manufacture of the API and Bulk Product that are reasonably necessary to support Regulatory Authority approval of the API and Bulk Product in the Topotarget Territory. To the extent Spectrum uses such reports for purposes of manufacturing API or Bulk Product for sale outside of the Topotarget Territory, Spectrum will reimburse Topotarget [***] percent ([***]%) of the costs.

(b) Spectrum shall provide Topotarget all API, NPP Product and Bulk Product-specific written communications or notices of inspection received from any Regulatory Authority no later than [***] ([***]) Business Days after such communications or notices are received by Spectrum. Spectrum shall provide Topotarget with copies of all Regulatory Approvals for the API, NPP Product and Bulk Product and on an annual basis, Spectrum shall provide Topotarget with its anticipated schedule of material Regulatory Authority filings for the next [***] ([***]) calendar years. Spectrum acknowledges that Topotarget is required to, and may, provide such material and information to its Regulatory Authorities.

8. Changes. Any change to the API Specifications and/or Bulk Product Specifications existing as of the effective date of the Clinical Supply Agreement, must be agreed upon by both Spectrum and Topotarget in writing. The costs associated with such change(s) (including seeking any Regulatory Approval required as a result of such change) shall be borne by Spectrum in Spectrum Territory and by Topotarget in Topotarget Territory.

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

9. Change Control. Except as required by Applicable Law, or requested in writing by Topotarget, Spectrum shall not, and shall use Commercially Reasonable Efforts to cause its Third Party manufacturers to not, without Topotarget’s prior approval (such approval not to be unreasonably withheld, delayed or conditioned), make any changes to materials, processes, sources, manufacturing sites or equipment if such change affects or would be used in connection with the API and/or Bulk Products to be supplied to Topotarget and would require notification to any Regulatory Authority with respect to API or Bulk Products to be supplied to Topotarget (each, a “Material Change”). If Spectrum or a Third Party manufacturer determines that it must make a Material Change which is required by Applicable Law, Spectrum shall notify Topotarget of such Material Change not less than [***] ([***]) days from the date it makes such determination or learns that a Third Party manufacturer has made such determination. Any Material Change that is not required by Applicable Law, as well as the use of different or additional manufacturing facilities or sites, must be agreed upon by both Spectrum and Topotarget, such agreement not to be unreasonably withheld, delayed or conditioned. The costs associated with any Material Change(s) required by Applicable Law shall be borne by the Party from whose territory the requirement was imposed, and the costs associated with any Material Change not required by Applicable Law shall be allocated at the time the Parties agree upon the Material Change pursuant to immediately preceding sentence. Topotarget agrees that its withholding of agreement to a Material Change that is reasonably necessary to ensure continuity of supply of API and Bulk Product to Topotarget shall relieve Spectrum of liability for any failure to supply API and Bulk Product to Topotarget arising from Topotarget’s withholding of such agreement.

10. Intellectual Property. Spectrum agrees that, to the extent it obtains ownership or Control of any Information or other intellectual property developed under any Third Party manufacturer agreement relating to the Product (including API and Bulk Product) (“Product IP”), including the manufacture or use thereof, Spectrum shall, and hereby does, grant to Topotarget a fully paid-up, perpetual, irrevocable, non-terminable, worldwide, transferable and sublicensable right and license under and to such Information and other intellectual property to Develop, make, have made, use, distribute, import, Promote, market, sell, and offer for sale Products, which right shall be exclusive in the Topotarget Territory and non-exclusive outside of the Topotarget Territory. Upon termination of this Agreement, Spectrum agrees to assign, and hereby does assign, to Topotarget all right, title and interest in and to all Product IP that solely relates to the Product and/or the manufacture or use thereof.

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

11. [***]. So long as Topotarget is an intended third party beneficiary of the representations, warranties and indemnities made by [***] to Spectrum under the Master Services and Supply Agreement between [***] and Spectrum with respect to any product produced thereunder that is supplied by Spectrum to Topotarget, [***] shall be a third party beneficiary of the indemnity made by Topotarget to Spectrum under Section 10.1 hereof with respect to such product produced by [***] and supplied by Spectrum to Topotarget, which indemnity shall, solely for purposes of [***]’s third party beneficiary rights, be no less strong than the indemnity provided by Spectrum to [***] under Section 10.8 of the [***]-Spectrum Master Services and Supply Agreement.”

(f) The Schedule 5.6(a) attached to this Amendment is added as Schedule 5.6(a) to the License Agreement.

2. Term. This Amendment will bind the Parties upon the Amendment Effective Date and, unless terminated earlier pursuant to the terms of this Amendment or due to a termination of the License Agreement, continue in full force and effect for an initial period of five (5) years after the NDA approval date (the “Term”). Topotarget and Spectrum shall each have the right to terminate this Amendment for any reason at any time on six (6) months prior written notice to the other, which termination shall be effective on the five (5) year anniversary of the NDA approval date. Notwithstanding the foregoing, if there is a Change of Control of Topotarget, and the successor to Topotarget or such party’s Affiliate is able to or wishes to manufacture and supply the API or the Product for itself for any reason, then, notwithstanding anything to the contrary in this Amendment, from and after the date that is [***] ([***]) months after the date the NDA for the Product is approved by the FDA, Topotarget’s successor or such party’s Affiliate shall be free to manufacture the Product (including API and Bulk Product) itself; provided, that Topotarget’s successor or such party’s Affiliate manufactures product to materially equivalent process and specifications as filed in Spectrum’s NDA. In the event Topotarget, its successor or Affiliate decides to produce or have produced Product itself in this circumstance, Spectrum shall (i) upon the request of Topotarget, its successor or Affiliates, engage in the Information transfer described in subsection (a) below, and (ii) have the right but not the obligation during the Term to obtain such supply of Product through Topotarget (at the price of Cost of Goods plus [***] percent ([***]%) and otherwise substantially equivalent terms of this Agreement) or from the Third Party manufacturers engaged hereunder pursuant to the terms of those agreements and, for avoidance of doubt, Spectrum would not be required to reimburse Topotarget, its successor or Affiliate for the costs of qualifying such new source of supply. The new source of supply will provide Spectrum with information required for Spectrum to update NDA, DMF, IND, and other regulatory filings required to utilize API or Bulk Product in Territory. In addition, if Spectrum does not obtain approval from the FDA to market the Product in the U.S., or if Spectrum’s sales of the Product in the U.S. are materially less than Spectrum’s forecasts, the Parties agree to discuss in good faith, upon Spectrum’s request, the possibility of returning responsibility for supply of Product to Topotarget and termination of this Amendment. If not earlier terminated, the Term of this Amendment shall automatically renew for additional [***] ([***]) year periods, unless Topotarget or Spectrum provides a written notice to the other of termination at least [***] ([***]) months prior to the end of the then current renewal Term, provided that, if requested by Topotarget, Spectrum agrees to continue to supply API and Bulk Product to Topotarget pursuant to the terms of the Amendment for a period of the earlier of (i) [***] ([***]) months after the date of such written notice and (ii) the date TopoTarget establishes sufficient alternative supply of API and Bulk Product using Commercially Reasonable Efforts to do so. Notwithstanding anything to the contrary in this paragraph, Spectrum shall be able to terminate this Amendment for any reason at any time if it provides TopoTarget with [***] ([***]) months advance written notice of the effectiveness of such termination. Notwithstanding anything to the contrary in this Amendment, upon receipt or delivery by either Party of notice of termination of this Amendment, Topotarget shall be free to immediately commence discussions with and enter into contractual arrangements with any and all Third Party manufacturers for the commencement of commercial supply of Products (including API and Bulk Products) upon the effectiveness of such termination, and Spectrum agrees to reasonably cooperate with Topotarget in connection therewith, including by notifying the Third Party manufacturers that Spectrum authorizes them to work with Topotarget and enter into contractual arrangements with Topotarget and waiving any exclusivity with such Third Party manufacturers relating to the API and Product. Upon termination of this Amendment, all of the amendments made to the License Agreement by this Amendment shall become null and void as of the effective date of such termination, and the License Agreement shall otherwise continue in full force and effect; provided, that, (1) notwithstanding anything to the contrary in the License Agreement, each Party shall be free to manufacture and supply or have manufactured and supplied the API and/or Product from any Third Party manufacturer, (2) Spectrum agrees to supply NPP Product to Topotarget for a period of [***] ([***]) months after termination of this Amendment in accordance with the terms of the Amendment, and all terms of the Amendment relating to supply of NPP Product shall survive during such [***] ([***]) month period, and (3) Spectrum agrees to negotiate in good faith with Topotarget an arrangement to supply Topotarget with NPP Product after the end of such [***] ([***]) month period. Upon termination of this Amendment for any reason, including termination of the License Agreement:

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

(a) upon request by Topotarget, Spectrum shall transfer to Topotarget, its Affiliate or any Third Party manufacturers selected by Topotarget, all Information, including the specifications for the API and/or Bulk Product, Controlled by Spectrum at such time that is necessary or useful to enable Topotarget, its Affiliate or a Third Party manufacturer (as appropriate) to replicate the process employed by or on behalf of Spectrum to manufacture and test API and/or Bulk Product. The expenses of each Party incurred in such transfer shall be borne by Topotarget. Any costs and expenses payable to the Third Party manufacturer and Topotarget’s third party manufacturers shall be borne solely by Topotarget.

(b) (i) Topotarget shall pay to Spectrum all undisputed amounts due to Spectrum under any Firm Orders fulfilled up to the date of termination; (ii) Spectrum shall deliver to Topotarget all API and/or Bulk Product ordered in accordance with Firm Orders for which manufacturing has been completed at the time of termination along with any associated manufacturing records for such batches of API and/or Bulk Product, subject to Topotarget paying the corresponding invoice(s); and (iii) Topotarget shall either (A) purchase any API and/or Product ordered in accordance with applicable Firm Orders and held by Spectrum or its Third Party manufacturers that, at the time of termination, is in process and not completed (it being understood that such price shall reflect, on a pro rata basis, work performed and non-cancelable, out-of-pocket expenses actually incurred by Spectrum and/or its Third Party manufacturers with respect to the manufacture of such in-process API and/or Bulk Product), or (B) reimburse Spectrum for all work performed and non-cancelable costs, and out-of-pocket expenses incurred to dispose of such material at Topotarget’s cost, provided that this clause (iii) shall not apply with respect to any in process API and/or Product that can be completed and used to fulfill any supply obligations that survive termination of this Amendment.

(c) Unless the License Agreement has been terminated, the Parties may negotiate in good faith to enter into a commercial supply agreement pursuant to which Topotarget or its Third Party manufacturers would supply commercial supplies of API and Bulk Product to Spectrum for Spectrum’s Territory.

3. Quality Agreement. The Parties shall amend the existing Quality Agreement between the Parties within [***] ([***]) days after the Amendment Effective Date in order to reflect the terms of this Amendment.

4. Entire Agreement. Except as expressly amended by this Amendment, all of the terms, covenants and conditions of the License Agreement shall remain unamended and in full force and effect to the same extent as if fully set forth herein.

5. Governing Law. This Amendment and all matters or issues collateral thereto shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of law.

6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original but all of which together shall constitute but a single document.

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

TOPOTARGET A/S	SPECTRUM PHARMACEUTICALS, INC.

By:	By:
Name: Anders Vadsholt	Name: Kurt A. Gustafson
Title: CEO	Title: Executive Vice President and CFO

Schedule 5.6(a) – Existing Topotarget Product Inventory

Current stock of API: [***] kg, which could be used for development of a solid dosage form, since it cannot be used for commercial supplies.

Lyo bel stock:

•	Approx. [***] vials [***].

•	Approx. [***] vials [***].

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.